Deferred dry-dock and special survey costs, net	12 Months Ended
Dec. 31, 2023
Deferred Dry-dock And Special Survey Costs Net
Deferred dry-dock and special survey costs, net

7. Deferred dry-dock and special survey costs, net:

The movement in deferred charges, net, in the accompanying Consolidated Balance Sheets are as follows:

Dry-docking costs	2021	2022	2023

Balance January 1,	$1,594	$912	$794
Additions	253	266	1,506
Amortization of special survey costs	(406)	(384)	(388)
Transfer to vessels held for sale	(529)	—	—
Pyxis Malou sale	—	—	(168)
Pyxis Epsilon sale	—	—	(122)
Balance December 31,	$912	$794	$1,622

During the year “Pyxis Theta” and “Pyxis Karteria” performed their second Special Survey amounted $700 and $806 respectively of which amount $1,379 paid as of December 31, 2023. The amortization of the special survey costs is separately reflected in the accompanying Consolidated Statements of Comprehensive Income.